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                                                                      Exhibit 21
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            Subsidiaries of the Registrant as of December 31, 1999
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 3301942 Media Accounting Services Limited, a England Corporation
 A.T. Kearney (Bermuda), Ltd., a Bermuda Corporation
 A.T. Kearney (Hong Kong) Limited, a Hong Kong Corporation
 A.T. Kearney (International) AG, a Switzerland Corporation
 A.T. Kearney (Portugal) Consultadoria de Gestao Lda, a Portugal Corporation
 A.T. Kearney (Proprietary) Limited, a South Africa Corporation
 A.T. Kearney (S.A.S.), a France Corporation
 A.T. Kearney A/S, a Denmark Corporation
 A.T. Kearney AB, a Sweden Corporation
 A.T. Kearney AG, a Switzerland Corporation
 A.T. Kearney Argentina S.A., an Argentina Corporation
 A.T. Kearney AS, a Norway Corporation
 A.T. Kearney Australia Pty Ltd, an Australia Corporation
 A.T. Kearney B.V., a The Netherlands Corporation
 A.T. Kearney de Venezuela, C.A, a Venezuela Corporation
 A.T. Kearney Ges.m.b.H, an Austria Corporation
 A.T. Kearney GmbH, a Germany Corporation
 A.T. Kearney International AS, a Norway Corporation
 A.T. Kearney International, Inc., a Delaware Corporation
 A.T. Kearney K.K., a Japan Corporation
 A.T. Kearney Limited, an England Corporation
 A.T. Kearney Ltd., a Canada Corporation
 A.T. Kearney Ltda., a Brazil Corporation
 A.T. Kearney New Zealand Limited, a New Zealand Corporation
 A.T. Kearney NV, a Belgium Corporation
 A.T. Kearney Oy, a Finland Corporation
 A.T. Kearney Pte. Ltd., a Singapore Corporation
 A.T. Kearney S.p.A., an Italy Corporation
 A.T. Kearney Sp. z.o.o., a Poland Corporation
 A.T. Kearney Technology Holdings, Inc., a Delaware Corporation
 A.T. Kearney, Inc., a Delaware Corporation
 A.T. Kearney, S.A., a Spain Corporation
 Advanced Computing, a California Corporation
 Advanced Repair Services, a California Corporation
 American Network Leasing Corporation, a Nevada Corporation
 Ar@ncia S.r.l., an Italy Corporation
 Centrobe, Inc., a Delaware Corporation
 Citymax Egypt SAE, a Egypt Corporation
 Citymax Integrated Information Systems Ltd., an England Corporation
 Citymax RA Limited, an England Corporation
 Deep Star, Inc., a California Corporation
 E.D.S. Canada Leasing Ltd., an Ontario Corporation
 E.D.S. de Mexico, Sociedad Anonima de Capital Variable, a Mexico Corporation E.D.S. International Corporation, a Texas Corporation
 E.D.S. International Limited, an England Corporation
 E.D.S. Service, Ltd., a Japan Corporation
 E.D.S. Spectrum Corporation, a Nevada Corporation
 E.D.S. World Corporation (Far East), a Nevada Corporation
 E.D.S. World Corporation (Netherlands), a Texas Corporation
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 EDS (Australia) Pty Limited, an Australia Corporation
 EDS (Electronic Data Systems) France S.A.S., a France Corporation
 EDS (Electronic Data Systems) Limited, an England Corporation
 EDS (Europe) S.A., a Switzerland Corporation
 EDS (Korea) Ltd., a Korea, Republic of Corporation
 EDS (New Zealand) Limited, a New Zealand Corporation
 EDS (Operations) Pty Limited, a Australia Corporation
 EDS (Schweiz) AG, a Switzerland Corporation
 EDS (Services) Pty Ltd., an Australia Corporation
 EDS Africa Limited, a South Africa Corporation
 EDS Asia Pacific Services Corporation, a Nevada Corporation
 EDS CoNext Holdings, Inc., a Delaware Corporation
 EDS CoNext Investments, Inc., a Delaware Corporation
 EDS CoNext, Inc., a Delaware Corporation
 EDS Defence Limited, an England Corporation
 EDS Desenvoluimento de Productos Ltda., a Brazil Corporation
 EDS Electronic Data System Luxembourg S.A., a Luxembourg Corporation
 EDS Electronic Data Systems (Hong Kong) Limited, a Hong Kong Corporation
 EDS Electronic Data Systems (India) Private Limited, an India Corporation
 EDS Electronic Data Systems (Philippines), Inc., a Philippines Corporation
 EDS Electronic Data Systems (Thailand) Co., Ltd., a Thailand Corporation
 EDS Electronic Data Systems Fertigungsindustrie (Deutschland) GmbH, a Germany Corporation
 EDS Electronic Data Systems Industrien (Deutschland) GmbH, a Germany
 Corporation
 EDS Electronic Data Systems Italia S.p.A., an Italy Corporation
 EDS Electronic Data Systems Italia Software S.p.A., an Italy Corporation
 EDS Electronic Financial Services, Inc., a Delaware Corporation
 EDS Elektronikus Adatrendszer Kft, a Hungary Corporation
 EDS EPSYDRE, a France Corporation
 EDS Finance Company (Canada) Inc., a Canada Corporation
 EDS Finance plc, an England Corporation
 EDS Finance Services Inc., a Delaware Corporation
 EDS Financial Services Company (Ireland) Limited, an Ireland Corporation
 EDS Forsvars Services AB, a Sweden Corporation
 EDS Global Services, Inc., a Delaware Corporation
 EDS Gulf States, WLL, a Bahrain Corporation
 EDS Holding GmbH, a Germany Corporation
 EDS Information Business GmbH, a Switzerland Limited Liability Company
 EDS Information Services L.L.C., a Delaware Limited Liability Company
 EDS Informatique S.A., a Switzerland Corporation
 EDS Infrastructure Corporation, a Delaware Corporation
 EDS Ingevision S.A.S., a France Corporation
 EDS Innovations Inc., a Canada Corporation
 EDS International (Greece) SA, a Greece Corporation
 EDS International (Singapore) Pte. Limited, a Singapore Corporation
 EDS Inv01 Corporation, a Delaware Corporation
 EDS Namibia (Proprietary) Limited, a Namibia Corporation
 EDS North America Holdings, Inc., a Nevada Corporation
 EDS Personal Communications Corporation, a Delaware Corporation
 EDS Progical S.A., a France Corporation
 EDS Properties Corporation, a Delaware Corporation
 EDS Pubblica Amministrazione S.p.A., a Italy Corporation
 EDS Quebec Inc., a Quebec Corporation
 EDS South Africa (Pty) Ltd, a South Africa Corporation
 EDS Systemhouse Inc., an Ontario Corporation
 EDS Technologies Corporation, a Delaware Corporation
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 EDS UK Limited, a England Corporation
 EDS World Corporation Subholdings, a Delaware Corporation
 EDS World Services Corporation, a Nevada Corporation
 EDS Zimbabwe (Pvt) Limited, a South Africa Corporation
 EDS, s.r.o., a Czech Republic Corporation
 EDS-Electronic Data Systems do Brasil Ltda, a Brazil Corporation
 EDS-Electronic Data Systems Processamento de Dados Informaticos, Lda., a Portugal Corporation
 EDS-Scicon, US Software Products Group Incorporated, a Delaware Corporation EDS/SHL Corporation, a Delaware Corporation
 Electronic Data Systems (EDS Austria) GmbH, an Austria Corporation
 Electronic Data Systems (EDS) A/S, a Norway Corporation
 Electronic Data Systems (EDS) de Argentina S.A., an Argentina Corporation Electronic Data Systems (EDS) International B.V., a The Netherlands Corporation Electronic Data Systems (EDS) Israel, Ltd., an Israel Corporation
 Electronic Data Systems (EDS) Sweden AB, a Sweden Corporation
 Electronic Data Systems (EDS-IPG) Inc., an Ontario Corporation
 Electronic Data Systems (Ireland) Limited, an Ireland Corporation
 Electronic Data Systems Belgium N.V., a Belgium Corporation
 Electronic Data Systems Colombia, S.A., a Colombia Corporation
 Electronic Data Systems Corporation (a Delaware corp), a Delaware Corporation Electronic Data Systems Danmark A/S, a Denmark Corporation
 Electronic Data Systems de Venezuela "EDS" C.A., a Venezuela Corporation Electronic Data Systems Espana S.A., a Spain Corporation
 Electronic Data Systems IT Services (M) Sdn. Bhd., a Malaysia Corporation Electronic Data Systems Limited, an England Corporation
 Electronic Data Systems Taiwan Corporation, a China, Republic of (Taiwan) Corporation
 Electronic Data Systems, Ltd., a Japan Corporation
 Insurance Software Solutions Corp. (dba SOLCORP), an Ontario Corporation Istiservice S.p.A., an Italy Corporation
 Japan Systems Company Limited, a Japan Corporation
 La Francaise De Maintenance SCS, a France Corporation
 Lacek Systems and Software, Inc., a Minnesota Corporation
 Legacy Land Development Corporation, a Texas Corporation
 LG-EDS Systems, Inc., a Korea, Republic of Corporation
 M&SD Network Services, Inc., a Delaware Corporation
 National Heritage Insurance Company, a Texas Corporation
 Oy Electronic Data Systems Ab, a Finland Corporation
 Pneumo Services Corporation, a Delaware Corporation
 PT A.T. Kearney, an Indonesia Corporation
 PT Indo-EDS Daya Selaras, an Indonesia Corporation
 Rol. 20, S.A., a Spain Corporation
 S.D. International Limited, an England Corporation
 Scicon Limited, an England Corporation
 SD-Scicon Pte Limited, a Singapore Corporation
 SDT Industrie-Leasing GmbH (SDT), a Germany Corporation
 Servizi ICT S.r.l., an Italy Limited Liability Company
 SHL Subco 1 Inc., a Canada Corporation
 SHL Subco 2 Inc., a Canada Corporation
 SHL Subco 3 Inc., a Canada Corporation
 SHL Subco 4 Inc., a Canada Corporation
 SHL Subco 5 Inc., a Canada Corporation
 SHL Systemhouse Co., a Canada Corporation
 SHL Systemhouse De Sur America, C.A., a Venezuela Corporation
 SHL Systemhouse Europe Limited, a United Kingdom Corporation
 SHL Technology Solutions Limited, a United Kingdom Corporation
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 Sistemi Sanitari S.p.A., an Italy Corporation
 SmartHealth Inc., a Canada Corporation
 Spartan Funding Company, an England Corporation
 Stellar Systems Group Inc., a Canada Corporation
 Subarban Limited-Liability Company, a Nevada Limited Liability Company Systemhouse Federal Systems Inc., a Delaware Corporation
 Teleclient S.r.l., an Italy Corporation
 Telecommunications International, Inc., a California Corporation
 The Lacek Group Pty Ltd., an Australia Corporation
 The Lacek Group, Inc., a Delaware Corporation
 The Lacek Group, Inc. - Korea, a Korea, Republic of Corporation
 Trusco Services, Inc., a North Carolina Corporation
 UMW-EDS Technologies Sdn. Bhd., a Malaysia Corporation
 Unigraphics Solutions (Australia) Pty Ltd, an Australia Corporation
 Unigraphics Solutions (Austria) Handelsgesellschaft m.b.H., an Austria Corporation
 Unigraphics Solutions (HK) Limited, a Hong Kong Corporation
 Unigraphics Solutions (Korea) Ltd., a Korea, Republic of Corporation
 Unigraphics Solutions (Malaysia) Sdn. Bhd., a Malaysia Corporation
 Unigraphics Solutions AB, a Sweden Corporation
 Unigraphics Solutions AG, a Switzerland Corporation
 Unigraphics Solutions Asia/Pacific Incorporated, a Delaware Corporation Unigraphics Solutions B.V., a The Netherlands Corporation
 Unigraphics Solutions Canada Ltd., a Ontario Corporation
 Unigraphics Solutions Danmark A/S, a Denmark Corporation
 Unigraphics Solutions de Mexico, S.A. de C.V., q Mexico Corporation
 Unigraphics Solutions do Brasil Ltda., a Brazil Corporation
 Unigraphics Solutions France SAS, a France Corporation
 Unigraphics Solutions Inc., a Delaware Corporation
 Unigraphics Solutions International Inc., a Delaware Corporation
 Unigraphics Solutions Japan, Ltd., a Japan Corporation
 Unigraphics Solutions Limited, a United Kingdom Corporation
 Unigraphics Solutions N.V., a Belgium Corporation
 Unigraphics Solutions Norge AS, a Norway Corporation
 Unigraphics Solutions Pte. Limited, a Singapore Corporation
 Unigraphics Solutions S.p.A., an Italy Corporation
 Unigraphics Solutions Sp.z.o.o.., a Poland Corporation
 Varitel, Inc., a California Corporation
 Wendover Financial Services Corporation, a North Carolina Corporation
 Wendover Funding, Inc., a North Carolina Corporation
 Wendover Resources, Inc., a Pennsylvania Corporation
 Western Electronic Service Transaction Company, a Nevada Corporation